EXHIBIT 32.1
                                                              ------------

                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this quarterly report on Form 10-Q of Merit Medical Systems, Inc. I, Thomas Camarda, Chief Executive Officer of Starlite Acquisition Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in this report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of Merit Medical Systems, Inc


Date: November 12, 2003                    /s/ Thomas Camarda
                                           -------------------------------------
                                           Thomas Camarda
                                           President and Chief Executive Officer